Exhibit 99.2

1 Earnings Conference Call First Quarter 2008 April 23, 2008 Exhibit 99.2

2 Table of Contents Patrick J. Moore Chairman and Chief Executive Officer Steven J. Klinger President and Chief Operating Officer Charles A. Hinrichs SVP and Chief Financial Officer Agenda Earnings summary Operations review Financial review Outlook Q&A Presenters

3 1Q 2008 Earnings Summary Many Accomplishments Despite Challenging First Quarter $0.09 ($0.09) ($0.09) ($0.10) ($0.05) $0.00 $0.05 $0.10 1Q 08 4Q 07 1Q 07 Adjusted Net Income (Loss) Per Share Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) Included in Appendix Challenging First Quarter: Calpine Corrugated charge Significantly higher cost inflation Slower US economy, lower box demand Accomplishments: Higher box prices for 5th consecutive quarter Robust export market, mills ran full Reduced headcount Upgraded corrugators/converting machines

4 1Q 2008 Operations Review ($ in Millions) Operating Results Impacted by Higher Costs, Seasonal Factors, & Softer Market Profits Down $50 Sequentially Higher energy/freight/chemical costs Timing of employee benefits Lower packaging shipments Completed Fall Box Price Initiative Average prices up 1.2% sequentially Slower Economy Impacts Box Demand Y/Y per day US box shipments down 4.4% Adjusted shipments flat (vs. -0.7% per FBA) Record Containerboard Exports 100% containerboard operating rate Historically low containerboard inventories $102 $158 $108 $0 $50 $100 $150 $200 1Q08 4Q07 1Q07 Operating Segment Profits

5 1Q 2008 Operations Review ($ in Millions) Transformation Program Remains On Track Progress Continued in 1Q 08 $94 capital 1Q 08 18 new/upgraded box plant machines 230 headcount reduction, 5,580 since 2005 1 box plant closure, 29 program to date 3% warehouse reduction 5% improvement in trailer utilization Greenfield sites (LA & Chicago) Strategic Initiative Benefits On track to achieve $525 savings target 2008 Focus Greenfield sites Integrate Calpine Optimize container network productivity 2005 2006 2007 1Q 08 2005 2006 2007 1Q 08 Key Performance Indicators Cumulative Headcount Reduction Cumulative Box Plant Closures 5,580 29

6 1Q 2008 Financial Review Calpine Charge, Cost Inflation, Seasonality, and Lower Box Demand Impact 1Q $0.09 ($0.09) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 4Q07 EPS Price/Mix Volume Inflation Timing Calpine Other 1Q08 EPS 1Q 08 Adjusted Net Income EPS Roll-forward $0.03 ($0.01) ($0.05) ($0.08) ($0.05) ($0.02) 3¢ energy 1¢ freight 1¢ chemicals 4¢ employee benefits 3¢ energy (usage) 1¢ other

7 1Q 2008 Financial Review ($ in Millions) Cost Inflation Outlook $- $50 $100 $150 $200 $250 $300 Original Revised Other Labor Chemicals Freight Energy Fiber 2008 Outlook $100-$150 $200-$250

8 1Q 2008 Financial Review ($ in Millions) Debt Increased Due to Seasonal Trends, Capital Expenditures $43 Million Other Expense in 1Q 08 $22 Calpine charge $7 strategic review expenses Capital Expenditures $94 1Q08 Forecast $400 FY08 Debt at 3/31/08: Reported debt: $3,481 Off balance sheet debt: $420 Revolver availability: $223 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2005 2006 2007 1Q 2008 Debt

9 1Q 2008 Financial Review ($ in Millions) Stable Credit Profile $0 $250 $500 $750 $1,000 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Additional EBITDA Headroom EBITDA to Comply w/ Covenants Sufficient Headroom with Debt Covenants $0 $500 $1,000 $1,500 2008 2009 2010 2011 2012 Thereafter Bank Debt Maturities Bond/Other Maturitie s No Near Term Bond Maturities $7 $441 $125 $1100 $1341 Annual Debt Amortization Schedule Actual EBITDA and Bond Covenant Minimum Key Covenants: - Sr. Secured Debt/EBITDA Max 3x - EBITDA/Interest Exp Min 2x Trailing 12 Month EBITDA Bond Maturities Due * - Trailing 12 Months EBITDA. * * 11/09 $467

10 2Q 2008 Outlook Seasonally Stronger Second Quarter; Continued Cost Inflation Seasonally stronger box demand Continued strong containerboard exports Historically low containerboard inventory 20K tons additional scheduled mill maintenance downtime Lower energy usage and employee benefits Higher cost inflation

11 Conclusion Challenging Market Impacted 1Q 08 Earnings Business Transformation to Deliver Long-Term Profits Raising prices, improving mix Improved mill productivity Modernized box operations Headcount reduction Improved financial flexibility

12 Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of that information to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s first quarter 2008 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contacts John Haudrich (314) 656-5375 Brian Peura (314) 656-5696

13 Appendix

14 Appendix A Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - EPS 1Q 2008 4Q 2007 1Q 2007 Net income (loss) available to common stockholders per diluted share (0.06) $ 0.16 $ (0.21) $ Non-cash foreign currency exchange (gains) losses - Canadian Dollar (0.06) 0.02 0.02 Restructuring (income) charges 0.01 (0.07) 0.05 Loss on early extinguishment of debt - - 0.05 Other, 0.02 (0.02) - Adjusted net income (loss) available to common stockholders per diluted share (0.09) $ 0.09 $ (0.09) $

15 Appendix B Other Expense ($ in Millions) 2008 Other Expense 1Q 1Q 2Q 3Q 4Q Total Restructuring charges (income) 4 24 10 11 (29) 16 Loss on early extinguishment of debt - 23 5 1 - 29 Energy/hedge (1) (1) 2 (1) (1) (1) Loss (gain) on sale of fixed assets (3) - - 64 (2) 62 Foreign currency exchange (gains) losses (15) 5 20 22 5 52 Other 43 19 10 17 14 60 Other expense 28 $ 70 $ 47 $ 114 $ (13) $ 218 $ 2007

16 Appendix C Key Commodity Annual Usage Energy 15 Mil MMBTU natural gas usage 77 Mil gal. fuel oil 0.8 Mil tons coal 2.4 million tons wood fuel Fiber 19 Mil ton wood fiber 2.8 Mil ton waste paper Chemicals 135K ton caustic soda 240 Mil lb corn starch